EXHIBIT 24(a)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of September, 1994.


                                  /s/ ALAN L. WURTZEL
                              ---------------------------
                                   Alan L. Wurtzel

                                             EXHIBIT 24(b)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 6th day of September, 1994.


                                  /s/ RICHARD N. COOPER
                              ----------------------------
                                  Richard N. Cooper

                                             EXHIBIT 24(c)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 6th day of September, 1994.


                                 /s/ DOUGLAS D. DRYSDALE
                              ----------------------------
                                 Douglas D. Drysdale

                                             EXHIBIT 24(d)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 8th day of September, 1994.


                                 /s/ BARBARA S. FEIGIN
                              ----------------------------
                                 Barbara S. Feigin

                                             EXHIBIT 24(e)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 6th day of September, 1994.


                                /s/ THEODORE D. NIERENBERG
                              ------------------------------
                                Theodore D. Nierenberg

                                             EXHIBIT 24(f)


                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 7th day of September, 1994.


                                  /s/ WALTER J. SALMON
                              ---------------------------
                                  Walter J. Salmon

                                             EXHIBIT 24(g)



                         POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 2,500,000 shares of Common Stock of the Company and
(ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be offered by the Company pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 6th day of September, 1994.


                                  /s/ EDWARD VILLANUEVA
                              ---------------------------
                                  Edward Villanueva